Exhibit 99.1

Steven Quay, M.D., Ph.D., Chairman, President and CEO December 5, 2007 / New York BMO Capital Markets Focus on Healthcare

Forward-Looking Statement Statements made in this presentation may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of the Company to obtain additional funding; (ii) the ability of the Company to attract and/or maintain manufacturing, research, development and commercialization partners; (iii) the Company's and/or a partner's ability to successfully complete product research and development, including pre-clinical and clinical studies and commercialization; (iv) the Company's and/or a partner's ability to obtain required governmental approvals; and (v) the Company's and/or a partner's ability to develop and commercialize products that can compete favorably with those of competitors. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company's most recent periodic reports on Form 10-K and Form 10-Q that are filed with the Securities and Exchange Commission. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Nastech Pharmaceutical Company Inc. Molecular biology-based drug delivery Needle-free delivery of peptide and protein drugs Six clinical stage programs: Diabetes & Obesity (3) Osteoporosis (2) CNS disorders (1) Vertically integrated with important partnerships: Amylin, Novo Nordisk, Par Pharmaceuticals, Alnylam, MIT, City of Hope, and others MDRNA, Inc.: Wholly-Owned RNA-based therapeutic subsidiary

Questions To Be Answered Today Does Nastech's drug delivery technology work? Does it delivery drugs to the blood stream? Do the drugs work when they get there? Is it safe? What's the value of Nastech's Phase 2 programs & MDRNA, Inc? Insulin for diabetes PTH for osteoporosis PYY for obesity Carbetocin for autism What is company response to P&G termination of PTH? Are the human and financial resources in place to build value in 2008?

Response to the P&G termination November 6: P&G notice received November 7: Notice to shareholders provided November 7-13: Internal analysis of programs, budgets, people; a plan is formulated November 14: Conference call with shareholders outlining plans for Phase 2 program focus, reduction in force, reorganization, and financial consequences November 16: Reduction in force of 72 employees and additional temp and contract workers completed November 16-26: Internal meetings to refocus and redirect programs and people November: Meetings and T-Cons with many shareholders and partners, including Amylin and Novo Nordisk Three osteoporosis experts consulted and one package sent for partnering

Nastech Analysis December 3, 2007: Enterprise Value of $94.4 MM $49.7 MM: Cash/Assets $44.7 MM: Molecular Biology Delivery Technology, 44 Patents, 350 US patent appls., Dedicated People, Programs, State-of-art facilities, Calcitonin & Par Pharmaceutical, PTH Phase 2, Insulin Phase 2, PYY Phase 2, Carbetocin Phase 2, Amylin Byetta program, Novo's programs, MDRNA subsidiary, MDRNA patents Q1 Q2 $58.8 -Q2 -Q3 $9.1 $14.3 $13.0 $49.7 $3.66/sh X 25.8 MM shares = $94.4 MM

Molecular Biology-Based Drug Delivery Platforms Mucosal delivery of peptides and proteins Cellular delivery of RNAi therapeutics

Molecular Biology-Based Drug Delivery Preferred administration for injectables Patient-preferred over injectable drugs Safety advantages over pulmonary delivery Clinical validation of science Safety & efficacy supported by 20+ clinical trials and >20,000 human doses Large market opportunity Injectable peptide/protein therapeutics >$40 billion in sales Traditional pure pharmaceutical companies, like Pfizer, have announced a strategic shift to include more biotherapeutics in their pipeline RNAi could be the 3rd major development in biotechnology Following gene cloning and monoclonal antibodies

Clinical Product Pipeline Calcitonin Generic - Osteoporosis PHASE I PHASE II PHASE III NDA / ANDA PARTNER CLINICAL STAGE NASTECH PRODUCTS Parathyroid Hormone (PTH1-34) Osteoporosis Insulin Diabetes Exenatide Diabetes Peptide YY3-36 Obesity Carbetocin Autism PRE-CLINICAL

Awaiting FDA Approval: Calcitonin Nasal Spray Current status Nastech has answered all FDA questions FDA has approved ANDA sections including: manufacturing; chemistry, manufacturing and controls FDA has affirmed that Nastech's product is bioequivalent to Miacalcin(r) FDA has completed all final product labeling inspection Complete approval expected following FDA's disposition of the Citizen Petition Current market Miacalcin (Novartis) U.S. product sales annualizing at ~$200 million Nastech and Par Partnership

Phase 2 Biomarker Study Data: PTH1-34 (teriparatide) for Osteoporosis Phase 2 biomarker study complete 15% decrease in CTX was equivalent to Forteo Dose response seen for P1NP "Forteo equivalent" dose identified Inter-subject variability of nasal equivalent to Forteo Well-tolerated, sans hypercalcemia Phase 2 bone mineral density study being evaluated Protocol under review by thought leaders with all three saying "GO" Study duration would be 3-6 months PTH package submitted to Big Pharma for partnering consideration Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million Forteo annual sales of $600 million

PYY3-36 Program Overview 6-month Phase 2 Weight Loss Trial initiated Oct. 2007 510 obese patients (BMI 30-43 kg/m2); 255 patient-years PYY Nasal Spray or placebo 3 per day Patients undergo initial dose optimization period Primary endpoint weight loss over 6 months Secondary endpoints include: Patients who lose at least 5 or 10 percent of their baseline body weight, evaluate effect on hemoglobin A1c levels, and safety Secured strategic intellectual property estate Five key issued patents protect Nastech's formulations and technologies Licensed IP covers PYY and analogs for treatment of obesity Amylin, Pfizer, and Merck working on PYY analogs

Merck's Phase 2 $PYY_{3\text{-}36}$ Study

- Study design
  - 43-44 patients per dose group; 133 total; 31 patient-years
  - Study design provides 12% of the exposure of Nastech study
  - 2-week diet and exercise run in period
  - Placebo controlled, randomized, 12-week treatment period
  - Doses: placebo, 200 ug, 600 ug
  - Nasal spray administered 3 times a day, 20 mins before meal
  - Extensive behavioral intervention
  - 200 ug believed to represent normal post-prandial PYY increase

Source: J Clin Endocrinol Metab. 2007 May;92(5):1754-7

NASTECH™
Pharmaceutical Company Inc.

Merck's Phase 2 PYY3-36 Study Safety / tolerability 74% dropout on 600 ug dose compared to 12% for placebo 59% of 600 ug dose patients discontinued due to nausea and vomiting Based on completers, at least 23,000 doses of Nastech's intranasal formulation were administered. "Nasal AEs (dryness, congestion, mucosal abnormalities) were not different between placebo and active treatment groups." Published AEs included:

Phase 2 PYY3-36 Study: Efficacy Results Over 12 weeks with repeated measure ANCOVA: Placebo: -2.8 kg 200 ug: -3.7 kg 600 ug: -1.4 kg >14 week completers: Placebo: 10.3 lbs 200 ug: 13.7 lbs

Nastech's Ongoing Phase 2 PYY3-36 Study Merck study interpretation - and what we are doing differently PYY weight loss appears robust 1 pound per week if 2-week run in period included Continuing separation between PYY 200 group and placebo -no evidence of a weight loss plateau at 3 months Merck study significant if larger patient groups The current study will continue for 6 months The current study has no run in period Starting patients at 600 ug was not well tolerated Dose escalation algorithm to minimize such issues In Merck's MTD study, no patient dropped until 800 ug when they received sequential doses

Phase 2 PYY3-36 Study Merck study interpretation - and what we are doing differently Could behavioral intervention have disproportionately increased the placebo response? We propose a less intensive behavioral intervention Could a nasal spray by itself result in an increased placebo response? Our study will include both nasal spray and capsule placebos Was there something unusual about the study population? No reason to think so, but no active comparator in the Merck study, so one can't be sure. We are adding a sibutramine group. Metabolic syndrome: These endpoints not published by Merck; current study is collecting data on fasting lipid profile, plasma glucose, insulin, blood pressure and pulse, waist circumference and HbA1c

PYY Phase 2 Study Recruitment Status

Insulin Nasal Spray Development Program IN Insulin Target Product Profile Summary Ultra rapid Convenient meal time dosing Reduced hypoglycemia potential differentiation from SC insulin Critical to primary care physicians (PCPs) No pulmonary exposure, pulmonary function tests, or contraindication for COPD, asthma, or smoking Formulated with regular insulin or with any rapid-acting insulin Target Patient Population Type 1 or 2 patients on basal/bolus insulin regimens to reduce injections Type 2 diabetics not yet on prandial insulin

Phase 1 trial comparing nasal spray formulation to rapid-acting subcutaneous Novolog(r) injection and Exubera(r) inhalable insulin IN Insulin Pharmacokinetics

Phase 2 Glucose Tolerance Study: Results to Date Placebo NovoRapid Nasal

Phase 2 Glucose Tolerance Study: Results to Date Placebo NovoRapid Nasal

Exenatide for Type 2 Diabetes Current status Undergoing clinical studies $89 million in potential milestone payments Significant royalties upon commercialization Current market Amylin's BYETTA(r) (exenatide), twice-daily injectable Product sales annualizing ~ $600 million Improves blood sugar control in adults with Type 2 diabetes Nastech and Amylin Partnership

Carbetocin for Autism Current status Multiple Phase 1 studies complete Phase 2 proof of concept study planned for 1st half 2008 Autism Spectrum Disorder (ASD) is highly prevalent 1 in 150 children diagnosed with ASD by age 8 Carbetocin: long-acting oxytocin analogue Established safety profile Injectable form approved in Europe & Canada for obstetrical use IV oxytocin clinical trial demonstrated reduction in repetitive behavior Dr. Eric Hollander at Mt. Sinai Hospital Nastech's Carbetocin IP Patent and patent applications relating to the use in treating psychiatric disorders Exclusive IP license related to Dr. Hollander's work with oxytocin

Drug Delivery Feasibility Studies Establish partnerships that provide alternative delivery for our partner's products Goal is to convert feasibility programs into major development and commercialization agreements Example: Amylin's Exenatide Feasibility studies are funded by partners Current feasibility programs Multi-compound study with Novo Nordisk Undisclosed indications Undisclosed Factor IX for hemophilia B

Factor IX for Hemophilia B Feasibility study Undisclosed Partner Major plasma products producer Goal: develop an alternative dosage for Factor IX Hemophilia B Factor IX currently intravenous injection National Hemophilia Foundation recommends prophylaxis as optimal therapy for children with severe hemophilia A and B.

Nastech Financials Q3 2007 (in millions) Total Revenues $ 1.9 Total Expenses ($18.4) Net Loss ($16.5) Cash Balance - Sept. 2007 $58.1 million Shares Outstanding - Sept. 2007 25.8 million Announced corporate restructuring initiatives on Nov. 13, 2007 to more closely manage our cash position

RNA in the Service of MedicineTM NASDAQ: redacted

MDRNA Strategy RNA-based technology Develop second generation in-house/licensed key technologies, including RNA building blocks, cargos, and delivery components Therapeutics Develop/partner RNAi therapeutics, initially rheumatoid arthritis & influenza Develop/partner microRNA therapeutics, initially cancer & heart disease Diagnostics Participate in development of in vitro diagnostics based on disease- specific expression patterns of messenger RNA, microRNA, etc. Mission: To become a leading biopharmaceutical company through the application of RNA-related technologies to medicine

Intellectual Property Strategy Understand the biology Breakdown the process Patent the steps

Understand the biology Dicer with substrate

Understand the biology Dicer with substrate Dicer transition state

Understand the biology Dicer with substrate RISC with substrate Dicer transition state

Understand the biology Dicer with substrate RISC with substrate RISC transition state Dicer transition state Helicase Mechanism

Dicer with substrate RISC with substrate RISC transition state Dicer transition state RISC-Antisense Complex Endonuclease Mechanism Understand the biology

Target mRNA Cleavage by RISC Dicer with substrate RISC with substrate RISC transition state Dicer transition state RISC-Antisense Complex Endonuclease Mechanism Understand the biology

Target mRNA Cleavage by RISC Dicer with substrate RISC with substrate RISC transition state Dicer transition state RISC-Antisense Complex Nonfunctional mRNA fragments Endonuclease Mechanism Understand the biology

Patent the steps RiboT Delivery Dicer substrates RISC-based Meroduplexes Target mRNA & DNA Dicer-based Meroduplexes RiboT-containing RISC substrates

Platform Technology IP Second generation building blocks RiboTs reduces toxicity Second generation cargos Dicer substrates improve efficacy Meroduplexes reduce toxicity Second generation delivery CCP makes medically relevant RNA delivery possible Trp Cage Phage Display facilitates ZIP code development Gene target patents enabled by proprietary components The MDRNA Proprietary Package

Multi-Parallel Target Patent Universe Multi-Parallel Target Patent Universe The $1.1 B Sirna-Merck target patent estate Claims limited to base modifications MDRNA RiboT Target Estate Claims limited to two strands MDRNA Meroduplex Target Estate

Rheumatoid Arthritis Multi-billion dollar therapy class Existing therapies (Remicade(r), Humira(r), Enbrel(r)) neutralize Tumor Necrosis Factor-alpha (TNF-^): Stabilizes TNF-^ protein in the bloodstream RNA-based therapy potentially reduces TNF-^ mRNA Analogy: "The difference between arresting a gunman and bombing a gun factory"

TNF-^ mRNA Is Up-regulated by Existing MAb Therapy TNF-^ mRNA Is Up-regulated by Existing MAb Therapy Study design: Serum/monocytes from RA patients (n=42)

RNAi Breaks the Cycle RNAi Breaks the Cycle 4% 96% Significant (>50%) TNF-^ mRNA knockdown with RNAi (n=28) IC50 below 100 pM

CCP-Cargo localize to bronchial epithelial cells & alveolar cells Influenza RNA Delivery

Influenza Knockdown Efficacy with Dicer Substrate Conjugates > Million times more potent than 1st generation Efficacy against Tamiflu resistant flu demonstrated Efficacy against pandemic H5N1 demonstrated 1st Generation Cargo 2nd Generation Cargo and 1st Generation Delivery 2nd Generation Cargo and Delivery

In vitro Knockdown 2006 Alnylam ApoB RISC Conjugate 2007 Meroduplexs Dicer conjugates improve efficacy

ZIP Code Program: Rationale Design Over 500 unique peptides tested PN73 Forms a complex with siRNA Interacts with cell surface Enhances macropinocytosis Facilitates endosomal release Percent Uptake Percent Uptake Peptide 9L/lacZ Cell Line Primary MTF Cells PN27 86 61 PN28 79 81 PN29 87 not tested Penetratin 76 6 PN61 87 not tested PN73 91 95 PN158 94 86 TAT 85 95 PN182 85 not tested PN202 71 not tested PN204 83 not tested PN250 99 86 PN361 42 65 PN365 81 not tested PN404 not tested 50 PN453 not tested 79 PN509 not tested 91

ZIP Code Program: Trp Cage Phage Display Trp Cage Phage display permits novel cell specific binding peptides to be developed M13 system (7, C7C, 12) T7 system (defined structural motifs) In vivo & in vitro selection siRNA-peptide conjugates

Licensor/Owner Subject Matter Priority Date Inventor MDRNA Rights Alnylam dsRNA having overhangs 12/01/00 Tuschl et al. Non-exclusive broad rights; Exclusive rights for TNF- a Alnylam dsRNA as therapeutics 1/30/99 Kreutzer-Limmer et al. Non-exclusive broad rights; Exclusive rights for TNF- a Alnylam Inactivation of target mRNA 6/6/96 Crooke et al. Non-exclusive broad rights; Exclusive rights for TNF- a Carnegie Institute of Washington dsRNA to induce RNAi 12/23/97 Fire, Mello Exclusive and non-exclusive rights for therapeutic purposes Massachusetts Institute of Technology siRNA for influenza 9/29/03 Chen, Eisen, Ge Exclusive rights City of Hope Dicer substrate siRNA Behlke et al. Exclusive and Non-exclusive rights Licensed Patent Rights

In-House Developed IP Rights 2004 2005 2006 2007 Total Patent Apps 5 23 11 65 Intl Patent Apps 4 18 5 1 US Patent Apps 1 5 6 64 2004 2005 2006 2007 Cumulative 5 28 39 104 Intl Patent Apps 4 22 27 28 US Patent Apps 1 6 12 76 Filing US/foreign patents since 2004 104 total as of Q2 2007 Patent topics: Target selection Building blocks Cargo Delivery

Collaborations and Relationships Collaborations and Relationships

Track Record of Achievements 2003 Tight junction (TJ) protein RNAi, demonstrating that TJ proteins are important in drug delivery 2nd generation technology, RiboT-containing RNA, increases serum/plasma stability 2004 1st generation peptide delivery technology presented to European Peptide Society and American Association of Pharmaceutical Scientists TNF-^ target selection and validation begun for treatment of rheumatoid arthritis (RA) Licensed 1st generation "Fire-Mello" patents from Carnegie Institute

Track Record of Achievements 2005 Made key improvements in phage display technology to identify new drug-targeting peptides 2nd generation delivery CCPs presented to ASBMB and American Peptide Society Identified lead targets for TNF-^ and demonstrated activity in RA animal model Initiated collaboration with the Mayo Clinic in RA Demonstrated that RiboT modifications suppress "off-target" effects 1st generation exclusive IP license from Alnylam for TNF-a 1st generation IP exclusive sub-license from Isis for TNF-a

Track Record of Achievements 2006 Acquired influenza-related IP assets from Galenea and MIT Key discovery of 1st generation RISC conjugate indigestion leads to 2nd generation Dicer conjugates Validated lead siRNA candidates in influenza and human metapneumovirus infections Awarded two grants totaling $2.2 Mil. from NIH for influenza Successful in vitro and in vivo efficacy against influenza presented Licensed dicer cargo IP from Beckman Research Institute/City of Hope VIII International Symposium on Respiratory Viral Infections Kohala Coast, Hawaii

Track Record of Achievements 2007 New lipid and peptide delivery agents invented Collaborations on CCP development Established CRADA with the Centers for Disease Control (CDC) and obtained first results demonstrating activity of siRNAs against pandemic influenza (H5N1) RNA-based drugs have improved drug resistance profile compared to current drugs "Trp-Cage" phage display library for ZIP delivery development published

MDRNA
MDRNA
MDRNA
Dicerna Px
MDRNA
MDRNA
Alnylam
Silence Tx
RXi
Calando
Protiva
Tekmira
Mirus Bio
Intradigm
Kylin
Antisense
Isis
Genta
Lorus
Santaris
MDRNA
MDRNA
SiRNA/Merck
Competitive Analysis: Overview

Transaction Overview

Establish MDRNA, Inc. as Independent Company MDRNA, Inc. Timeline Q4 2007 Q1 2008 Q2 2008 Nastech's BOD Approval Establish Advisory Board Transfer IP & Agreements ? ? Announce Management Team Independent Investment to MDRNA Transfer Employees into MDRNA Dividend to Nastech Shareholders Initiate Public Trading Complete Operating Agreements with Nastech

Nastech's Key Value Drivers Multiple Phase 2 clinical programs 3 Phase 2 programs 1 compound awaiting FDA approval > 4 pre-clinical programs Partnerships with leading pharma and biotech companies Potential for significant future milestones/fees and royalties Establishing MDRNA, Inc. as an independent company Progress in programs Clinical results and program advancement for: PYY nasal spray Insulin nasal spray PTH nasal spray Carbetocin nasal spray Exenatide nasal spray with Amylin/Lilly RNAi platform technology, delivery technology, and pre-clinical success with continued progression towards human clinical testing Multiple partner funded feasibility studies ongoing Goal to convert into development and commercial collaborations

Nastech Analysis December 3, 2007: Enterprise Value of $94.4 MM $49.7 MM: Cash/Assets $44.7 MM: Molecular Biology Delivery Technology, 44 Patents, 350 US patent appls., Dedicated People, Programs, State-of-art facilities, Calcitonin & Par Pharmaceutical, PTH Phase 2, Insulin Phase 2, PYY Phase 2, Carbetocin Phase 2, Amylin Byetta program, Novo's programs, MDRNA subsidiary, MDRNA patents Q1 Q2 $58.8 -Q2 -Q3 $9.1 $14.3 $13.0 $49.7 $3.66/sh X 25.8 MM shares = $94.4 MM

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